UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 1, 2006

BERKSHIRE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51584 (Commission File Number)	04-3510455 (IRS Employer Identification No.)

24 North Street, Pittsfield, Massachusetts (Address of principal executive offices)	01201 (Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD.

             On March 1, 2006, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, gave a presentation as part of the Keefe, Bruyette & Woods, Inc. Investor Conference in Boston, Massachusetts. A copy of the Company’s presentation dated March 1, 2006 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Power Point Presentation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006	BERKSHIRE HILLS BANCORP, INC. By: /s/ Wayne F. Patenaude Wayne F. Patenaude Senior Vice-President and Chief Financial Officer

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